UAM Funds
Funds for the Informed Investor/SM/



PIC Twenty Portfolio
Annual Report                                                     April 30, 2001





                                                                          UAM(R)

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter .......................................................   1

Statement of Net Assets ....................................................   6

Statement of Operations ....................................................   8

Statement of Changes in Net Assets .........................................   9

Financial Highlights .......................................................  10

Notes to Financial Statements ..............................................  11

Report of Independent Accountants ..........................................  15
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

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001

--------------------------------------------------------------------------------
April 30, 2001

Fellow Shareholders:

Performance Review

The last year was a challenging year for us. We were disappointed, but not surprised. To put 2000 into perspective, it was the worst year for the S&P 500 Index since 1977, the worst year for the NASDAQ since 1972, and the worst year for the Dow since 1981. The Portfolio was down 44% for the twelve months ended April 30, 2001. Most of the damage came during the fourth quarter 2000 when the Portfolio's holdings were hampered by exposure in the technology sector, a sector that was down 64% for the year 2000. Specifically, our holdings in Cisco, Nokia, Qlogic and EMC hurt the Portfolio the most, with defensive positions in Tyco International, Safeway, and Lowe's providing most of the positive return. Our defensive positions helped in February and March 2001 when the Portfolio increased its cash holding during a time when the S&P 500 Index was down 15% for those two months.

Year 2000-2001 Market Review

Securities markets began 2000 with a continuation of 1999's strong technology-driven market. This advance came to an abrupt halt in March and April of 2000, when investors began to question the valuations of high price-to-earnings stocks. Throughout the summer and into early fall 2000, sentiment shifted dramatically between sectors. Starting in mid-October 2000 continuing weak economic statistics and unexpected weaker profits and revenue growth in selected technology companies began to signal a clear economic slowdown. The last ten weeks of the year and the entire first calendar quarter of 2001 have been difficult for investors and especially so for growth stock investors. Since mid-October 2000, we believe investor sentiment deteriorated significantly in light of an outlook for slower growth in the U.S. economy, an uncertain political environment, and a major reevaluation of price-to-earnings multiples. The significant price declines of most growth stocks were derived from a new consensus that capital expenditures in 2001 and beyond will be significantly affected by the slowing economy.

After the steep decline of stock market values in the 4th quarter of 2000, optimism was high as investors looked to the aggressive January 2001 Federal Reserve discount rate cuts as a harbinger of better times to come. However, this optimism faded quickly during February and March 2001 as the continuing onslaught of weaker economic data and company fundamental forecasts for future revenue and earnings growth continued to disappoint investor expectations. This pessimism has

                                       1
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001
--------------------------------------------------------------------------------

been exacerbated by investor disappointment that the Federal Reserve did not act even more aggressively in reducing short-term interest rates. The result has been that all stocks have suffered, but particularly, growth stocks. Large cap growth equities are in as severe a bear market as was experienced in the 1973-4 period. Historically, severe bear markets are accompanied either by dramatically rising inflation, or conversely, severe deflation, sky-high interest rates, a steeply inverted yield curve, and/or high price-to-earnings ratios. Only when two or more of these conditions are present have bear markets become protracted. Currently, only one of these conditions is present, above-average price-to-earnings ratios for the broad-based growth stock universe, and those have come down to more normal levels with the recent decline.

Fund Strategy and Outlook

We continue our unwavering belief that the secular opportunities in broadband infrastructure, web-enabling software, data storage, and exciting opportunities in the health care area are the correct areas of concentration. However, with continued economic softness and the Fed's aggressive easing of interest rates during the first quarter of 2001, we are also looking for early cycle plays in areas like retail and finance. We also intend to take advantage of sectors or areas that seem inordinately beaten down. Many stocks in the semiconductor area are becoming quite attractive, as the current environment has discounted not a slowdown but a full-blown recession. While this industry has some short-term inventory issues to correct, we believe strategic purchases of semiconductor manufacturing companies and semiconductor capital equipment companies will be rewarded later in the year.

We still believe that we are at the beginning of the current information revolution, and that this current cycle of innovation will continue for some time to come. As with any dramatic technology change, it is normal to experience periods of over-and under-valuation. Investor questioning of the valuation levels is an ongoing process. Early in 2000 investor expectations, including our own were, in hindsight, overly optimistic. We are in a new valuation environment for growth where future revenue and earnings growth must be visible, not just anticipated. However, we have not seen an end to premium valuations for companies that offer and are able to deliver future superior growth. The current lack of investor confidence toward the economic outlook, and the concomitant view that most technology companies will not be able to weather the storm without serious revenue and earnings disappointments is, in our view, too pessimistic. We are confident that superior stock

                                        2
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001
--------------------------------------------------------------------------------

selection in attractive growth areas may provide strong absolute and relative long-term returns. We firmly believe that we are in the right areas if we extend our time horizon beyond a six-month time period.

Valuations remain the key--We believe investor psychology today toward growth stocks and particularly, high growth stocks, is incredibly negative. However, with the easing of monetary policy and a continuation of the tremendous demand for certain technologies, we are looking for these future growth leaders to regain their luster by virtue of being able to sustain their high rates of revenue and earnings growth. While information technology expenditures may be temporarily delayed, second half expenditures in such selected areas as data storage, software, and web infrastructure should pick up. This pick-up should start to be discounted in the price of stocks well in advance of the actual event. While the news has been fairly negative during the first three months of 2001, we expect a more optimistic outlook as investors look ahead to an improving economy in the 2nd half of the year.

While psychology and sentiment can drive valuations over any short-term period, over most intermediate and long-term time horizons, valuations usually end up being quite fundamentally based. We are "sticking" with the current major themes in the Portfolio, themes that have largely been in place since August of last year. While we will continue to make modest shifts in emphasis, we believe "best of breed" companies will outperform the market once company fundamentals are again taken into consideration by investors. Finally, we still expect positive GDP growth year-over-year. Coupled with an accommodative Fed, stable inflation, and a positive interest rate environment, we think the end of the bear market in growth is near at hand. While the economic and earnings news will be negative during the coming months, we expect a more friendly market, as investors look ahead to an improving environment in the latter part of this year and into 2002. The final catalyst to an improving market environment could well be provided by the passage of tax cuts in the coming months. While the near-term economic impact will be modest, the impact to investor psychology could be significant.

Thank you for your continued confidence in Provident Investment Counsel.

Provident Investment Counsel's
Portfolio Management Team

                                        3
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                                                            APRIL 30, 2001

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All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                      Definition of the Comparative Index
                      -----------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

                                       4
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001

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Growth of a $10,000 Investment

                                    [GRAPH]

                     ------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                     FOR THE PERIODS ENDED APRIL 30, 2001
                     ------------------------------------
                                     Since
                           1 Year          12/29/99*
                     ------------------------------------
                          -43.60%           -36.83%
                     ------------------------------------

    --------------------------------    ---------------------------------------------------
    Initial Investment Date 12/29/99    Jan 00   Apr 00   Jul 00   Oct 00   Jan 01   Apr 01
    --------------------------------    ------   ------   ------   ------   ------   ------
       PIC Twenty Portfolio  $10,000   $ 9,070  $ 9,610  $ 9,349  $ 8,779   $7,339   $5,419
              S&P 500 Index  $10,000   $10,057  $10,506  $10,379  $10,398   $9,966   $9,143
    --------------------------------
          Index start date: 11/30/99

 *   Beginning of operations.
** If the adviser had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results.
          The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          A portfolio's performance assumes the reinvestment of all
                         dividends and capital gains.

         Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses.
        If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

                                       5
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS - 94.1%

                                                        Shares         Value
                                                      ----------   ------------
COMMUNICATIONS -- 2.8%
   Ciena* ...........................................     13,600   $    748,816
                                                                   ------------
COMPUTERS & SERVICES -- 18.9%
   BEA Systems* .....................................     15,400        629,090
   Check Point Software Technologies ................     13,900        871,947
   EMC* .............................................     27,020      1,069,992
   Mercury Interactive* .............................     25,800      1,706,670
   Sun Microsystems* ................................     45,180        773,482
                                                                   ------------
                                                                      5,051,181
                                                                   ------------
ELECTRICAL SERVICES -- 4.5%
   Calpine* .........................................     21,300      1,213,887
                                                                   ------------
FINANCIAL SERVICES -- 7.8%
   American Express .................................     23,700      1,005,828
   Morgan Stanley Dean Witter .......................     17,000      1,067,430
                                                                   ------------
                                                                      2,073,258
                                                                   ------------
MANUFACTURING -- 5.1%
   Tyco International ...............................     25,300      1,350,261
                                                                   ------------
MEDIA-TV/RADIO/CABLE -- 4.4%
   Comcast, Cl A* ...................................     27,000      1,185,570
                                                                   ------------
PETROLEUM & FUEL PRODUCTS -- 7.8%
   Enron ............................................     17,000      1,066,240
   Nabors Industries* ...............................     17,000      1,013,540
                                                                   ------------
                                                                      2,079,780
                                                                   ------------
PHARMACEUTICALS -- 17.4%
   Allergan .........................................     10,200        775,200
   Forest Laboratories* .............................     16,950      1,036,492
   Idec Pharmaceuticals* ............................     23,700      1,166,040
   Pfizer ...........................................     38,250      1,656,225
                                                                   ------------
                                                                      4,633,957
                                                                   ------------
RETAIL-SPECIALTY -- 11.0%
   Home Depot .......................................     26,700      1,257,570
   Lowe's ...........................................     13,400        844,200
   Safeway* .........................................     15,090        819,387
                                                                   ------------
                                                                      2,921,157
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

                                         6
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UAM FUNDS                                                  PIC TWENTY PORTFOLIO
                                                           APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                        Shares        Value
                                                      ----------   ------------
SEMICONDUCTORS/INSTRUMENTS -- 14.4%
   Analog Devices* .................................      23,700   $  1,121,247
   Applied Materials* ..............................      23,700      1,294,020
   Texas Instruments ...............................      36,500      1,412,550
                                                                   ------------
                                                                      3,827,817
                                                                   ------------
   TOTAL COMMON STOCKS
      (Cost $26,715,855) ...........................                 25,085,684
                                                                   ------------
SHORT-TERM INVESTMENT -- 12.4%
                                                         Face
                                                        Amount
                                                      ----------
REPURCHASE AGREEMENT -- 12.4%
   Chase Securities, Inc. 4.30%, dated 04/30/01,
     due 05/01/01, to be repurchased at $3,312,396,
     collateralized by $3,262,506 of various
     U.S. Treasury Notes, valued at
     $3,418,936 (Cost $3,312,000) ..................  $3,312,000      3,312,000
                                                                   ------------
   TOTAL INVESTMENTS -- 106.5%
     (Cost $30,027,855) (a) ........................                 28,397,684
                                                                   ------------
   PAYABLE FOR INVESTMENT SECURITIES
     PURCHASED -- (6.4%) ...........................                 (1,713,037)
   OTHER ASSETS AND LIABILITIES, NET -- (0.1%) .....                    (34,813)
                                                                   ------------
 NET ASSETS CONSIST OF:
   Paid in Capital .................................                 39,191,452
   Accumulated Net Realized Loss ...................                (10,911,447)
   Net Unrealized Depreciation .....................                 (1,630,171)
                                                                   ------------
   TOTAL NET ASSETS -- 100.0%                                      $ 26,649,834
                                                                   ============
   Institutional Class Shares:
   Shares Issued and Outstanding
    (Unlimited authorization, no par value) ........                  4,914,857

   Net Asset Value, Offering and Redemption
     Price Per Share ...............................                      $5.42
                                                                          =====

  * Non-income producing security
 Cl Class
(a) The cost for federal income tax purposes was $30,302,694. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $1,905,010. This consisted of aggregate gross unrealized appreciation for all securities of $976,118 and aggregate gross unrealized depreciation for all securities of $2,881,128.

The accompanying notes are an integral part of the financial statements.

                                         7
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UAM FUNDS                                      PIC TWENTY PORTFOLIO
                                               FOR THE YEAR ENDED APRIL 30, 2001
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Investment Income
Dividends ......................................................   $     51,343
Interest .......................................................         87,673
                                                                   ------------
   Total Income ................................................        139,016
                                                                   ------------
Expenses
Investment Advisory Fees -- Note B .............................        239,247
Administrative Fees -- Note C ..................................         90,811
Shareholder Servicing Fees -- Note F ...........................         90,002
Filing and Registration Fees ...................................         23,342
Printing Expenses ..............................................         20,251
Audit Fees .....................................................         12,300
Trustees' Fees -- Note E .......................................          4,300
Legal Fees .....................................................          3,500
Custodian Fees .................................................          3,392
Other Expenses .................................................         12,801
                                                                   ------------
   Total Expenses ..............................................        499,946
Less:
Waiver of Investment Advisory Fees -- Note B ...................       (153,602)
                                                                   ------------
   Net Expenses Before Expense Offset ..........................        346,344
Expense Offset -- Note A .......................................           (764)
                                                                   ------------
Net Expense After
Expense Offset .................................................       (345,580)
                                                                   ------------
Net Investment Income ..........................................       (206,564)
                                                                   ------------
Net Realized Loss on Investments ...............................     (9,344,136)
Net Change in Unrealized Appreciation (Depreciation)
   on Investments ..............................................     (4,227,980)
                                                                   ------------
Net Loss on Investments ........................................    (13,572,116)
                                                                   ------------
Net Decrease in Net Assets Resulting from Operations ...........   $(13,778,680)
                                                                   ============

The accompanying notes are an integral part of the financial statements.

                                         8
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UAM FUNDS                                                  PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                      Year        December 29,
                                                                     Ended          1999* to
                                                                 April 30, 2001  April 30, 2000
                                                                 --------------  --------------
Increase (Decrease) In Net Assets
Operations:
   Net Investment Loss ........................................   $   (206,564)   $    (55,530)
   Net Realized Loss on Investments ...........................     (9,344,136)     (1,567,311)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments ...........................................     (4,227,980)      2,597,809
                                                                  ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations ..........................................    (13,778,680)        974,968
                                                                  ------------    ------------
Capital Share Transactions:
   Issued .....................................................     12,874,433      33,358,216
   Redeemed ...................................................     (3,755,078)     (3,024,025)
                                                                  ------------    ------------
   Net Increase from Capital Share Transactions ...............      9,119,355      30,334,191
                                                                  ------------    ------------
        Total Increase (Decrease) in Net Assets ...............     (4,659,325)     31,309,159
                                                                  ------------    ------------
Net Assets:
   Beginning of Period ........................................     31,309,159             --
                                                                  ------------    ------------
   End of Period (undistributed net investment income
     of $0 and $0, respectively) ..............................   $ 26,649,834    $ 31,309,159
                                                                  ============    ============
Shares Issued and Redeemed:
   Shares Issued ..............................................      2,178,506       3,561,033
   Shares Redeemed ............................................       (521,559)       (303,123)
                                                                  ------------    ------------
   Net Increase in Shares Outstanding .........................      1,656,947       3,257,910
                                                                  ============    ============

*Commencement of Operations

The accompanying notes are an integral part of the financial statements.

                                         9
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FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                           Year          December 29,
                                                          Ended          1999*** to
                                                     April 30, 2001    April 30, 2000
                                                     --------------    --------------
Net Asset Value, Beginning of Period ............     $        9.61     $     10.00
                                                      -------------     -----------
Income From Investment Operations
   Net Investment Loss ..........................             (0.04)          (0.02)
   Net Realized and Unrealized Loss .............             (4.15)          (0.37)++
                                                      -------------     -----------

   Total from Investment Operations .............             (4.19)          (0.39)
                                                      -------------     -----------
Net Asset Value, End of Period ..................     $        5.42     $      9.61
                                                      =============     ===========
Total Return+ ...................................            (43.60)%         (3.90)%**
                                                      =============     ===========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ...........     $      26,650     $    31,309
Ratio of Expenses to Average Net Assets .........              1.30%           1.31%*
Ratio of Net Investment Loss to
   Average Net Assets ...........................             (0.78)%         (0.57)%*
Portfolio Turnover Rate .........................               137%             80%

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by the Adviser during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

                                        10
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The PIC Twenty Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified, open-end management investment company. At April 30, 2001 the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek long-term growth of capital through investing in approximately 20-30 stocks selected primarily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has


                                        11
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--------------------------------------------------------------------------------
     the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

         Permanent book and tax basis differences relating to net operating losses resulted in reclassifications of a decrease of $206,564 to paid in capital and an increase of $206,564 to undistributed net investment income.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss), for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

         6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years

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UAM FUNDS                                                  PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------
     beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Provident Investment Counsel (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.90% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio from exceeding 1.30% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001 UAMFSI was paid $85,164, of which $39,618 was paid to SEI for their services, $9,749 to DST for their services and $7,159 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ending April 30, 2001 the Administrator was paid $5,647.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the

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UAM FUNDS                                                   PIC TWENTY PORTFOLIO

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UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended April 30, 2001, the portfolio made purchases of $43,604,055 and sales of $35,027,727 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     I. Other: At April 30, 2001, 91% of total shares outstanding were held by 1 record shareholder.

     At April 30, 2001 the Portfolio has elected to defer $7,540,937 of post-October capital losses for Federal income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002. The Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $3,095,671 which expires April 30, 2009.

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UAM FUNDS                                                  PIC TWENTY PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
PIC Twenty Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIC Twenty Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period December 29, 1999 (commencement of operations) through April 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 15, 2001

                                       15
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                                     NOTES

                                     NOTES

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
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Officers and Trustees

James F. Orr, III                        Linda T. Gibson, Esq.
Trustees, President and Chairman         Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajden Vetterlein
Trustees                                 Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Trustees                                 Treasurer

Philip D. English                        Molly S. Mugler
Trustees                                 Assistant Secretary

William A. Humenuk
Trustees

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
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